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                                                                   Exhibit 10.20


                      MASTER WEB SITE SERVICES AGREEMENT


     THIS MASTER WEB SITE SERVICES AGREEMENT ("Agreement") is made effective
                                               ---------
this 30/th/ day of November, 1999 (the "Effective Date"), by and between THE
                                        --------------
BIGHUB.COM, INC., a Florida corporation, with its principal place of business at 2939 Moss Rock, Suite 100, San Antonio, TX 78230 ("Hub") and THE
                                                             ---
BIGBALLOT.COM, INC., a Delaware corporation, with its principal place of business at 4400 MacArthur Blvd., Suite 500, Newport Beach, CA 92660 ("BigBallot").
  ---------

                                R E C I T A L S

     WHEREAS, the Hub in cooperation with its affiliate The BigStore.com, Inc., has developed, or is in the process of developing an infrastructure, which includes certain proprietary technology, which enables the Hub, among other things, to be able to conduct surveys and collect, tabulate, sort and process data on the Internet in an efficient and effective manner (the "Hub
                                                                ---
Technology"), and to create, host, operate and support the interactive web site
----------
on the Internet (the "Services").
                      --------

     WHEREAS, BigBallot desires to leverage the Hub Technology by retaining the Hub to provide certain Services, more particularly described below, in connection with an Internet web site to be operated by BigBallot where users can voice their opinions and vote on a wide range of topics, upon the terms and conditions set forth below.

     WHEREAS, Hub desires to acquire a significant equity position in BigBallot and, as consideration and payment for the Services provided by Hub herein, has been issued such equity by BigBallot (the "BigBallot Equity") under the terms of
                                           ----------------
that certain Stock Purchase Agreement by and between Hub and BigBallot dated November 30, 1999.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and the covenants, terms and conditions contained herein, the parties hereto hereby agree as follows:

1.   SERVICES PROVIDED

     1.1       Basic Web Site Content; Basic Services; Statement of Work for
               -------------------------------------------------------------
Additional Services.  All work to be performed hereunder shall be described on a
-------------------
Statement of Work attached hereto (the "Statement of Work").  The Statement of
                                        -----------------
Work shall, among other things required to be included therein by this Agreement, designate whether such work constitutes basic Services or Compensated Services (as defined in Section 1.1(b)).
                        --------------

               (a) Hub shall use the Hub Technology to provide Services including without limitation, developing, hosting, operating and supporting a BigBallot Internet display/web site (the "Site") and related direct-link
                                                 ----
     advertising banner site for use on each of the Hub server and BigBallot server. Upon the provision by BigBallot to Hub of
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     text, graphics or other information (collectively, "Content") for use in
                                                         -------
     the Internet Site from time to time, Hub shall within the time frame set forth on Schedule 1.1(a) adapt, translate and reformat the Content as
              ---------------
     necessary into HTML format to produce a high quality, technologically state-of-the-art Site. Hub shall make no changes to the text or appearance of any graphics in or other artistic portion of the Content without the prior written approval of BigBallot. BigBallot shall make the final determination of all Content to be used on the Internet Site. All photographs, trademarks, images or other works owned or controlled by BigBallot or its clients and licensees and which are specified by BigBallot for inclusion in the Internet Site shall be provided by BigBallot in "web ready format," or in other format agreed upon by the parties and shall remain the property of BigBallot, its clients or licensees, as the case may be. Hub shall make no further use of any of the Content without BigBallot's written consent. As part of the Services, Hub shall provide on-going maintenance of all Site-related Hub Technology and to make available to BigBallot at no cost all enhancements, upgrades, new versions, and modifications developed by Hub to such Hub Technology.

          (b) Hub shall also provide the following basic development and hosting Services and related Work Product without additional cost to
     BigBallot:

               (i)  Configuration and Operation of Server. Configure and operate
                    -------------------------------------
          state of the art server hardware with high speed direct Internet connection. The server shall include and utilize state of the art hypertext transfer protocol-compliant server software. Hub shall locate its primary server at Hub's premises (or at a locked and secured location at a third party's premises, provided no third party will have access to the server or any confidential information of BigBallot) and shall operate and maintain the server in accordance with the performance levels set forth herein. Hub shall provide commercially adequate levels of server redundancy, capacity and emergency power as is customary in the industry in the event of a power failure or power reduction. Prior to the establishment of the BigBallot's Internet Site, Hub shall consult with BigBallot with respect to the hardware and software leases, licenses, maintenance agreements and operating agreements to be obtained on behalf of BigBallot to implement the required server operations. Hub shall pay all costs and fees in connection with such agreements during the term of this Agreement. Without limitation of the foregoing, to the extent that any third party software licenses are required to be obtained by Hub to perform its obligations hereunder, Hub shall obtain such licenses on BigBallot's behalf at no additional cost.

               (ii) Telecommunications Software and/or Hardware.  Obtain access
                    -------------------------------------------
          to, and the right to use high speed telecommunications software and/or state-of-the-art hardware to function with the server (which software and/or hardware may be the property of Hub or of any third party).
          Hub shall arrange for the installation of high speed telecommunication lines for the server as described on Schedule 1.1(b)(ii). Hub shall
                                               -------------------
          also advise and consult with BigBallot with respect to BigBallot's procurement of telecommunications services for the BigBallot server to be located at BigBallot's premises as described on Schedule
                                                             --------
          1.1(b)(ii).
          ----------

          Hub shall have no liability with respect to performance by any third-party telecommunications service provider except that Hub shall require confirmation of the number of possible simultaneous users and speed of transmission which levels shall be adequate for BigBallot's intended use and volume of Site visits. Hub shall provide (i) e-mail hosting and maintenance for BigBallot's Site users as well as for BigBallot staff (including alias e-mail addresses for such staff), and
          (ii) broadcast e-mail development and maintenance.

             (iii)  Redesign Translations into HTML Format.  Provide consulting
                    --------------------------------------
          services to BigBallot and translate BigBallot-supplied text, graphics and other materials into Hypertext Markup Language (HTML) format major redesigns of the BigBallot Internet Site.

             (iv)   Site Related Programs and Other Deliverables.  Develop, in
                    --------------------------------------------
          cooperation with representatives of BigBallot, new BigBallot Internet Site software, including assisting in the alpha and beta testing of such new software, as may be set forth from time to time in a Statement of Work.

             (v)    Site Related Software Developed by BigBallot. Copy,
                    --------------------------------------------
          reformat, improve, review and advise on the BigBallot Internet Site and BigBallot web site related software developed by Hub, BigBallot, or third parties as requested from time to time by BigBallot and as set forth in any Statement of Work.

             (vi)   Software Scripting Routines.  Develop software scripting
                    ---------------------------
          routines which will generate HTML to make BigBallot's information and Site displays appear as specified in the Statement of Work and install, configure and customize the Site server to enable and track BigBallot voting, polling, and other interactive usage of and with the BigBallot Site.

             (vii)  Record Keeping.  Traffic logging and regular reporting of
                    --------------
          BigBallot Site usage. Manage the recordation of all information made available from people accessing the BigBallot Site, casting BigBallot ballots thereon, or engaging in any other commerce in connection with such Site, including, without limitation, name, address, credit card numbers, products requested and any other information directly or indirectly obtained from such users (collectively, "User
                                                              ----
          Information").  Hub shall also provide registration processes and
          -----------
          database maintenance concerning such users and the User Information.

             (viii)  Transmission of Information from Server to BigBallot.
                     ----------------------------------------------------
          Cooperate with BigBallot to make available the ability to transmit information in a useful format from the host server to BigBallot. Hub shall obtain and install the appropriate software at BigBallot's designated location for receiving transmission of the User Information.

             (ix)   Promoting the Site.  Provide assistance as requested by
                    ------------------
          BigBallot in promoting the Site including, without limitation, maintaining a conspicuous,

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          direct link to the BigBallot banner on the primary Hub web site and prominent banners on other Hub affiliated Internet sites (24 hours a day - 365 days per year), press releases and messages to Usenet news groups, selected World Wide Web sites or selected other sites. Hub will not alter such banner and direct link, nor place any promotional material or other media of any kind concerning BigBallot without written approval by BigBallot in each instance. Hub shall not alter, modify or change in any way such linkage/banner materials as provided by BigBallot, and Hub shall use such materials in strict compliance with the directions provided by the BigBallot. Hub shall not promote sites competing with BigBallot on the Hub site or Hub affiliates.

             (x)  Training; Technical Assistance and Support.  Provide such
                  ------------------------------------------
          training, technical assistance, support, advice and information concerning the use and features of the Site and all related hardware and software as BigBallot shall reasonably request from time to time and development of publishing and administration software, applications and all related documentation.

             (xi) Additional Services Specified in Statement of Work. In
                  --------------------------------------------------
          addition to the basic Services set forth in this Section 1.1, Hub will
                                                           -----------
          provide such other web site design, development, programming and other website services which may be outside the anticipated scope of Internet site development services (the "Compensated Services") to
                                                   --------------------
          create additional  "Work Product" (as defined in Section 12.8), all as
                                                           ------------
          set forth in each statement of work agreed to by the parties from time to time and attached and made a part hereof (the "Statement of Work").
                                                            -----------------
          Each Statement of Work shall contain, at a minimum, the following information: (a) a description of the services to be performed and Work Product; (b) whether such services are part of the Services or Compensated Services; (b) a projected timetable by which the services and Work Product will be delivered, including a timetable for each party's obligations to meet that delivery commitment; (c) BigBallot's special conditions of acceptance, if any; (d) a description of required status reports, if any; and (e) the commencement and termination dates of the services. BigBallot shall pay for Compensated Services as set forth in Section 1.2.
                                               -----------

     1.2  Changes to Statement of Work.  The parties agree that BigBallot shall
          ----------------------------
have and maintain exclusive control over its business operations and the direction of the development of its Site; provided, however, that, in the event that the BigBallot requests Compensated Services, BigBallot and Hub agree to negotiate in good faith the economics of such Compensated Services which negotiation shall take into consideration the market value of the services to be provided and the compensation being received by the Hub from affiliates for similar services. Additions or modifications to any of the Services set forth in
Section 1.1 or in any Statement of Work may be accomplished through the use of a
-----------
"Change Order." A Change Order must be in writing and signed by each party in
 ------------
order to be effective.  The procedure for creating a Change Order is as follows:
(a) BigBallot shall submit a written request to Hub specifying the additions or modifications to the Statement of Work desired (the "Change Notice"); (b) after
                                                     -------------
receipt of such Change Notice, Hub shall submit a change order proposal (the "Change Order") to BigBallot
 ------------
which shall include a statement of any work, any changes to the proposed completion dates and, where such additions or modifications constitute Compensated Services (as agreed by the parties hereto), any fees chargeable to BigBallot. On BigBallot's written signature to the Change Order, the Change Order will become part of the Statement of Work.

     1.3  Personnel.  Hub shall have the exclusive authority to make staffing
          ---------
decisions with respect to use of its personnel in the provision of the Services and any Compensated Services. This authority includes the right to reassign personnel; provided, however, that the Services and any Compensated Services shall continue to be provided in accordance with the terms of this Agreement. Hub will at all times retain sufficient engineering and technical staffing to support and promote new development of the Hub Technology.

2.   LICENSES PROVIDED

     2.1  Work Product License.  Hub grants to BigBallot, and BigBallot accepts,
          --------------------
a non-exclusive, perpetual, worldwide, royalty-free license, to use, publicly display and digitally perform the result of any Services, Compensated Services, Work Product and the Tools (defined below) on the Internet or otherwise not already a part of the BigBallot Properties (defined below).

     2.2  Third-Party Product License.  Hub grants to BigBallot, and BigBallot
          ---------------------------
accepts, a non-exclusive, limited, royalty-free (as to Hub) license to use the Third-Party Products (defined below) at any current or future BigBallot Location, for the purpose of using the result of any Services, Compensated Services, or Work Product consistent with the terms and conditions of this Agreement.

     2.3  Trademarks.  Each party hereby grants to the other party a limited,
          ----------
nonexclusive, non-sublicenseable, royalty-free, worldwide license to use the other party's trademarks, service marks, trade names, logos or other commercial or product designations (collectively, "Marks") for the purposes of creating
                                        -----
content directories or indexes and for marketing and promoting the Site. The holder of the Marks may terminate the other party's right to use the holder's Marks, in whole or in part, if the usage of such Marks does not adhere to the holder of the Mark's then-current standards for such Marks.

3.   BIGBALLOT RESPONSIBILITIES

     3.1  Cooperation.  BigBallot shall cooperate with and assist Hub by
          -----------
providing to Hub such information and such access to BigBallot's personnel, facilities, equipment, databases, software, and other resources as are described in the Statement of Work, basic Services set forth in Section 1.1, or as Hub may
                                                      -----------
reasonably request.

     3.2  Availability.  BigBallot shall ensure the availability and stability
          ------------
of its computing environment to support the services described on each Statement of Work and acceptance testing set forth in this Agreement, if and to the extent required in connection with the particular services as so described.

     3.3  Acceptance.  All services and products delivered by Hub under this
          ----------
Agreement shall be subject to testing by BigBallot to determine whether the services and products delivered contain the functionality and other objective requirements ("Acceptance Criteria") described in the applicable Statement(s) of
               -------------------
Work. This acceptance test shall run for thirty (30) days after delivery of such services and products (the "Testing Period"). During the Testing Period,
                                 --------------
BigBallot shall either: (a) notify Hub of its acceptance of the services and products, or (b) provide Hub with written notice of any defects which cause the Acceptance Criteria not to be met. Hub shall use commercially reasonable efforts to cure any defects described in such written notification and BigBallot will have an additional thirty (30) days to retest the services and products to determine whether Hub has cured the defects listed in BigBallot's notice. This process shall be repeated until the services and products are accepted or deemed to have been accepted. All services and products (or revised services and products) will be deemed to have been accepted if no written notice of defects is provided to Hub within thirty (30) days after delivery of the services and products.

4.   CONSIDERATION

     4.1  Hub's Services.  Except as otherwise noted on a Statement of Work as
          --------------
Compensated Services, all of Hub's Services hereunder are in exchange for (i) the issuance by BigBallot to Hub of the BigBallot Equity, and (ii) a monthly maintenance fee payable by BigBallot to Hub of $20,000. The monthly maintenance fee shall be due on the first day of each calendar month during the term of this Agreement.

     4.2  Out of Scope Services.  If the Statement of Work so  indicates, Hub
          ---------------------
may be paid additional consideration for Compensated Services requested by BigBallot outside the ordinary scope of this Agreement as may be determined and agreed to by the parties hereto. The parties shall negotiate in good faith to arrive at a mutually acceptable level of consideration for such additional services.

     4.3  Taxes.  Hub shall be responsible for paying any applicable sales, use,
          -----
excise, value added, or similar taxes or assessments imposed upon the Services and Compensated Services rendered or other deliverables provided hereunder, by any federal, state, or local government authority.

     4.4  Payment Terms.  Where the parties mutually agree to pay Hub additional
          -------------
consideration for Compensated Services, Hub will invoice BigBallot in accordance with the payment schedule specified in the applicable Statement of Work. All invoices shall be due and payable in United States dollars on the date specified in the Statement of Work, or, if no date is specified, within thirty (30) calendar days after receipt of invoice.

5.   TERM AND TERMINATION

     5.1  Term.  The term of this Agreement ("Term") shall commence on the
          ----                                ----
Effective Date and shall continue until the first anniversary of the Effective Date, unless earlier terminated as provided herein. Thereafter, this Agreement shall continue automatically for a series of one year terms unless and until notice of termination is received by either party no later than sixty (60) days prior to the end of such additional one year term, in which case this Agreement shall terminate at the end of such one year term.

     5.2  Termination.  Either party may terminate this Agreement or a Statement
          -----------
of Work upon the occurrence of (i) a material breach by the other party, which material breach has not been cured within thirty (30) days after receipt of written notice thereof by the breaching party from the other, (ii) upon filing of any voluntary petition by the other party or upon the filing of any involuntary petition against the other party under the Bankruptcy Code that is not dismissed within thirty (30) days after filing, or upon any appointment of a receiver for all or any portion of the other party's business or operations, or any assignment of all or substantially all the assets of the other party for the benefit of creditors; or (iii) upon BigBallot's written request to terminate Hub Services with respect to the BigBallot web site, which shall be given no less than thirty (30) days prior to the effective date of such termination.

     5.3  Effect of Termination.  Upon the termination of this Agreement for any
          ---------------------
reason, BigBallot shall have the right to such elements of the BigBallot Site (including without limitation, the BigBallot Properties and any additional source code, object code and all related documentation required for the then existing level of operation of the BigBallot Site) so as to permit BigBallot to immediate establish new web site operations at an alternative web site host/developer. If any of the elements of the BigBallot Site contain Hub Properties, Hub hereby grants to BigBallot a perpetual, royalty-free, nonexclusive, worldwide license to use and modify such elements in the operation of BigBallot's business. Hub shall cooperate with BigBallot's termination of Hub Services and transfer to a new web site.

6.   CONFIDENTIALITY

     6.1  Confidential Information.  The parties acknowledge that it will be
          ------------------------
necessary for each of them to disclose or make available to each other information and materials (collectively the "Confidential Information") that may
                                             ------------------------
be confidential or proprietary or may contain valuable trade secrets, and that some such information may already have been disclosed prior to the Effective Date. Prior to disclosure, the disclosing party shall use reasonable efforts to designate all Confidential Information by marking the information with the word "Confidential" or similar legend. However, BigBallot and Hub agree that, even if not so marked, the BigBallot Properties and the Hub Properties (as defined in Sections 12.1 and 12.2) are Confidential Information, as are any passwords used
----------------------
in connection with the services and products delivered by Hub hereunder, any server logs related to the services and products delivered by Hub hereunder, and all documentation, descriptions, and embodiments of any of them.

     6.2  Non-Disclosure.  Both during and after the term of this Agreement,
          --------------
each of the parties agrees: (a) to use commercially reasonable efforts to protect the Confidential Information of the other party from unauthorized use or disclosure and to use at least the same degree of care with regard thereto as it uses to protect its own Confidential Information of a like nature; (b) to use and reproduce the Confidential Information of the other party only as permitted under this Agreement or as needed to perform its duties thereunder; and (c) not to disclose or otherwise permit access to the Confidential Information of the other party to any third party, without the other party's prior written consent.

     6.3  Exceptions.  Information will not be considered to be Confidential
          ----------
Information if it (a) is already, or otherwise becomes, publicly known by third parties, as a result of no act or omission of the receiving party; (b) is lawfully received, after disclosure hereunder, from a third party having the fight to disseminate the information without restriction on disclosure; (c) is furnished to others by the disclosing party without restriction on disclosure; or (d) can be shown by the receiving party to have been independently developed by such party prior to the execution of this Agreement. Furthermore, it is understood that each party shall be free to use any ideas, concepts, know-how and techniques related to the scope of its practice, provided they contain no specific or identifiable elements unique to the other party hereto or its operations. or its operations.

     6.4  Injunctive Relief.  The parties agree that any breach by either party
          -----------------
or any of its officers, directors, or employees, of any provisions of Section 6
                                                                      ---------
may cause immediate and irreparable injury to the other party and that, in the event of such breach, the injured party will be entitled to seek injunctive relief as well as any and all other remedies available at law or in equity.

7.   OWNERSHIP

     7.1  Hub Properties.  As between Hub and BigBallot, Hub shall at all times
          --------------
be and remain the sole and exclusive owner of the Hub Properties. To the extent that any work performed by BigBallot under this Agreement may be covered by the definition of "Hub Properties," BigBallot hereby assigns and conveys its entire right, title and interest therein and all copies thereof, and all copyright and other proprietary rights therein, without further consideration, free from any claim or lien or retention of rights, to Hub.

     7.2  BigBallot Properties.  As between Hub and BigBallot, BigBallot will at
          --------------------
all times be and remain the sole and exclusive owner of the BigBallot Properties. Hub hereby assigns and conveys its entire right, title and interest therein and all copies thereof, and all copyright and other proprietary rights therein, without further consideration, free from any claim or lien or retention of rights to BigBallot.

     7.3  Third Party Properties.  Nothing  herein shall cause or imply any
          ----------------------
sale, license, or other transfer of proprietary rights of or in any third party software or products from one party to this Agreement to the other party.

     7.4  User Information.  User Information, as it may exist from the date of
          ----------------
this Agreement until the expiration of the Term, shall be owned jointly by Hub and BigBallot. Any modification to the User Information after the expiration of the Term shall belong to the party creating same. Notwithstanding the foregoing, certain information of BigBallot clients (users) may not be disclosed to or used by Hub pursuant to the terms of BigBallot's agreement with such clients. Accordingly, Hub shall not be granted access to or use of such information.

8.   INDEMNIFICATION

     8.1     Intellectual Property.  If either party (the "Indemnitee") promptly
             ---------------------                         ----------
notifies the other (the "Indemnitor") in writing of a claim against Indemnitee
                         ----------
that any of the Hub Properties or BigBallot Properties infringes a presently existing proprietary right of a third party enforceable in the United States, and if Indemnitee specifies in such notice that the claim is based to any extent upon an alleged infringement enforceable in the United States by any portion of the Indemnitor's properties (the Hub Properties or the BigBallot Properties, as the case may be), the Indemnitor, with respect to and to the extent of the portion of the claim pertaining to the Indemnitor's properties, shall indemnify and defend such claim at its expense and pay any costs or damages (including reasonable attorneys' fees) that may be incurred or finally awarded against the Indemnitee.

     8.2     Personal Injury, Property Damage.  Each party shall indemnify, hold
             --------------------------------
harmless and defend the other party from and against any and all suits, actions, damages, costs, losses or expenses (including reasonable attorneys' fees) relating to or arising out of bodily injury or death of any person or damage to real and/or tangible property to the extent proximately caused by the negligent or willful acts or omissions of the indemnifying party, its personnel or agents in connection with the performance of activities relating to this Agreement.

     8.3     Sole Control.  To the extent of the portion of the claim pertaining
             ------------
to its own properties, the Indemnitor under any of the indemnities set forth in this Section 8 shall have sole control of the defense of any such claim and all
     ---------
negotiations for settlement. The Indemnitor shall not be obligated to indemnify the Indemnitee under any settlement made without the Indemnitor's written consent or in the event the Indemnitee falls to cooperate fully (at the Indemnitor's expense) in the defense of any such claim.

     8.4     Option to Avoid Infringement.  In the event that any portion of the
             ----------------------------
Hub Properties is likely to or does become the subject of a claim of infringement of any letters patent, copyright, trademark, service mark, trade name, trade secret or other intellectual or proprietary right of any third party (the "Disputed Portion"), Hub may, at its sole option and expense, procure for
      ----------------
BigBallot the right to continue using, the Disputed Portion, modify the Disputed Portion to make it noninfringing, or replace the Disputed Portion with a substantially similar, noninfringing replacement. If none of the foregoing alternatives is reasonably available, Hub may terminate BigBallot's right to use the Disputed Portion upon thirty (30) days' written notice and Hub shall refund a pro rata portion of fees paid by BigBallot to Hub for the Disputed Portion plus any and all damages suffered by BigBallot as a result of such claim and dispute.

9.   WARRANTIES

     Hub represents and warrants (i) that it will provide to BigBallot state of the art services (including, without limitation, all services and products contained on any Statement of Work, the

Services and the Compensated Services) hereunder which permit BigBallot to enjoy a high quality technically advanced web site and rapid access to such site via Hub's link; (ii) all Hub's services will be performed in a timely and workmanlike manner; (iii) all services and products contained on any Statement of Work by Hub hereunder for the benefit of BigBallot shall be fit for the purpose intended by BigBallot; (iv) that Hub is duly licensed, permitted and authorized to perform the tasks contemplated by this Agreement pursuant to and in compliance with all applicable laws, rules and regulations; and (v) that all services and products contained on any Statement of Work, as provided by Hub, do not and will not: (a) violate any law or regulation; (b) be defamatory or trade libelous; (c) cause BigBallot to be directly linked to any site which is pornographic or obscene; or (d) contain any viruses, Trojan horses, worms, time bombs, cancelbots or other computer programming defects which are intended to damage a user's system or data. Hub further represents and warrants that: (a) it will use commercially reasonable efforts to ensure the services and products it provides pursuant to each Statement of Work will substantially conform to the Acceptance Criteria for a period of one (1) year after the completion of the Testing Period; (b) Hub shall acquire all rights necessary for the production, distribution, exhibition and exploitation of the services and products it provides pursuant to each Statement of Work consistent with the licenses granted in this Agreement; and (c) there is no outstanding contract, commitment or agreement to which Hub is a party, or legal impediment of any kind known to Hub which conflicts with this Agreement or might limit, restrict or impair the rights granted to hereunder.

10.  INSURANCE

     Hub will maintain levels of insurance as is customary in the industry. Hub will provide BigBallot with evidence of Hub's insurance as may be requested by BigBallot from time to time.

11.  NO EMPLOYEE SOLICITATION/HIRING

     During the period beginning with the Effective Date and ending twelve (12) months after the termination of this Agreement, neither party nor its affiliates will offer employment to or hire any employee of the other party or its affiliates without the prior written consent of the employing, party. For purposes of the preceding sentence, the terms "employment" and "employee" shall
                                               ----------       --------
include any form of employment, consulting, contract relationship, or other arrangement pursuant to which such individual will, directly or indirectly, perform services for the other party.

12.  DEFINITIONS

     12.1    "BigBallot Properties" shall mean all text, pictures, sound,
              --------------------
graphics, video and other data supplied by BigBallot to Hub and each and every service and product developed by Hub and delivered to BigBallot in accordance with the terms and conditions of this Agreement and each Statement of Work.

     12.2    "Hub Properties" shall mean the Work Product, except for the
              --------------
BigBallot Properties, Third Party Products and any Tools.

     12.3    "Location" shall mean BigBallot, 23 Corporate Plaza, Suite 145,
              --------
Newport Beach, California 92660.

     12.4    "Page" shall mean a file that can be scrolled, and may consist of
              ----
multiple Screens.

     12.5    "Screen" means the information on one computer monitor screen.
              ------

     12.6    "Third-Party Products" shall mean the computer hardware, computer
              --------------------
software, files, and all other technology owned or distributed by third parties, and delivered to BigBallot by Hub in accordance with the terms and conditions of this Agreement or a Statement of Work, excluding the Tools.

     12.7    "Tools" shall mean any tools, in object code form, which Hub
              -----
licenses from a third party, but shall not include any tools which Hub has already developed or created pursuant to this Agreement, which shall be considered "Work Product." By way of example, Tools could include, without limitation, toolbars for maneuvering between Pages, search engines, Java applets, and ActiveX controls.

     12.8    "Work Product" shall mean all HTML and/or Java files, graphics
              ------------
files, animation files, data files, technology, scripting and programming (in object code form), and all documentation developed by Hub pursuant to this Agreement. Work Product shall not include the BigBallot Properties, Tools, and the Third-Party Products .

13.  GENERAL

     13.1    Complete Agreement.  This Agreement, including any Statement of
             ------------------
Work hereunder, is the complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior proposals and agreements, oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be modified except by a written instrument duly executed by the parties hereto.

     13.2    Headings and Subsection.  Section headings are provided for
             -----------------------
convenience of reference and do not constitute part of this Agreement. Any references to a particular section of this Agreement shall be deemed to include reference to any and all subsections thereof.

     13.3    Severability; No Waiver.  If any provision of this Agreement is
             -----------------------
held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way. The parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision. The waiver by either party of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

     13.4    Enforceability.  If any part of this Agreement shall be adjudged by
             --------------
any court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby and shall be enforced to the maximum extent permitted by applicable law. If any remedy set forth in this

Agreement is determined to have failed of its essential purpose, then all other provisions of this Agreement, including the limitations of liability and exclusions of damages, shall remain in full force and effect.

     13.5    Assignment.  Neither party may assign or delegate any or all of its
             ----------
rights (other than the right to receive payments) or its duties or obligations hereunder without the consent of the other party, which consent shall not be unreasonably- withheld or delayed; provided, however, that either party may assign this Agreement, without the need to obtain consent of the other party, to an affiliate of such party or to a successor in interest to substantially all of the business of that party to which this Agreement relates. An assignee of either party authorized hereunder shall be bound by the terms of this Agreement and shall have all of the rights and obligations of the assigning party set forth in this Agreement.

     13.6    No Third Party Benefit. The provisions of this Agreement are for
             ----------------------
the sole benefit of the parties hereto. This Agreement confers no rights, benefits, or claims upon any person or entity not a party hereto.

     13.7    Independent Contractors. The parties to this Agreement are
             -----------------------
independent contractors, and no agency, partnership, joint venture or employee-employer relationship is intended or created by this Agreement. Neither party shall have the power to obligate or bind the other party. Personnel supplied by Hub shall work exclusively for Hub and shall not, for any purpose, be considered employees or agents of BigBallot. Hub assumes full responsibility for the acts of such personnel while performing services hereunder and shall be solely responsible for their supervision, direction and control, compensation, benefits and taxes.

     13.8    No Construction Against Drafter.  If an ambiguity or question of
             -------------------------------
intent arises with respect to any provision of this Agreement, the Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring either party by virtue of authorship of any of the provisions of this Agreement.

     13.9    Force Majeure.  Either party shall be excused from performance and
             -------------
shall not be liable for any delay in whole or in part, caused by the occurrence of any contingency beyond the reasonable control either of the excused party or its subcontractors or suppliers including, but not limited to, war, sabotage, insurrection, riot or other act of civil disobedience, act of public enemy, failure or delay in transportation, act of any government or any agency or subdivision thereof affecting the terms hereof, accident, fire, explosion, flood, severe weather or other act of God, or shortage of labor or fuel or raw materials.

     13.10   Notices.  Any notice required or permitted hereunder to the parties
             -------
hereto will be deemed to have been duly given only if in writing and delivered by: (a) certified U.S. mail, return receipt requested or via overnight courier, postage prepaid, to the address of the receiving party as set forth on the initial page hereof or such other address as may be specified by such party in a notice delivered to the other party in accordance with this Section, or (b) via hand delivery. Notices shall be deemed delivered when received by the party being notified.

     13.11   Governing, Law, Jurisdiction and Venue.  This Agreement shall be
             --------------------------------------
deemed to have been made in, and shall be construed pursuant to the laws of, the State of and any action or proceeding arising out of or related to this Agreement shall be brought only in the Court of Orange County, California, or the United States District Court in Santa Ana, California. The parties hereby consent to such jurisdiction and venue.

     13.12   Attorneys' Fees.  If any legal action is brought to construe or
             ---------------
enforce any provision of this Agreement, the prevailing party shall be entitled to receive its reasonable attorneys' fees and court costs in addition to any other relief it may receive.

     13.13   Counterparts.  This Agreement may be executed in one or more
             ------------
counterparts, each of which shall be deemed an original and all of which shall be taken together and deemed to be one instrument.

     IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement as of the date first written above.

HUB                                   BIGBALLOT

By:  /s/ Frank W. Denny               By   /s/ Jeff Gehl
   --------------------                 -------------------------------
                                      Jeff Gehl, President
Title:  President and CEO
        -----------------

Date:  1/14/2000                      Date:   1/14/2000
       ---------                              ---------

                          STATEMENT OF WORK NO. _____
               (describe Services or Compensated Services below)













AGREED TO:                               AGREED TO:

The BigHub.com, Inc.                     The BigBallot. com, Inc.

By: ___________________________       By_____________________________

Its:___________________________       Its:___________________________

Date:__________________________       Date:__________________________

                                SCHEDULE 1.1(a)

                                  Time Frame

                                       16